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                                                                      EXHIBIT 24


                                 POWER OF ATTORNEY



I appoint J.A. Lawrence, S.S. Marshall, K.L. Thome and I.S. Bernhardson, together and separately, to be my attorneys-in-fact. This means they may, in my place:


- sign this registration statement on Form S-3 and any and all amendments (including post-effective amendments) to the Registration Statement covering the issuance of up to $750,000,000 principal amount of debt securities of General Mills, Inc.;


- file Form S-3 and any and all amendments (including post-effective amend ments), with exhibits and related documents;


-    perform the acts that need to be done concerning these filings; and


-    name others to take their place.


I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                                                       /s/ Richard M. Bressler
                                                       -------------------------
                                                       Richard M. Bressler
                                                       Dated:  April 19, 1999


                                                       /s/ L. D. DeSimone
                                                       -------------------------
                                                       L. D. DeSimone
                                                       Dated:  April 19, 1999


                                                       /s/ William T. Esrey
                                                       -------------------------
                                                       William T. Esrey
                                                       Dated:  April 19, 1999

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                                                       /s/ Charles W. Gaillard
                                                       -------------------------
                                                       Charles W. Gaillard
                                                       Dated:  April 19, 1999


                                                       /s/ Raymond V. Gilmartin
                                                       -------------------------
                                                       Raymond V. Gilmartin
                                                       Dated:  April 19, 1999


                                                       /s/ Judith Richards Hope
                                                       -------------------------
                                                       Judith Richards Hope
                                                       Dated:  April 19, 1999


                                                       /s/ Kenneth A. Macke
                                                       -------------------------
                                                       Kenneth A. Macke
                                                       Dated:  April 19, 1999


                                                       /s/ Michael D. Rose
                                                       -------------------------
                                                       Michael D. Rose
                                                       Dated:  April 19, 1999


                                                       /s/ Stephen W. Sanger
                                                       -------------------------
                                                       Stephen W. Sanger
                                                       Dated:  April 19, 1999


                                                       /s/ Dr. A. Michael Spence
                                                       -------------------------
                                                       Dr. A. Michael Spence
                                                       Dated:  April 19, 1999


                                                       /s/ Dorothy A. Terrell
                                                       -------------------------
                                                       Dorothy A. Terrell
                                                       Dated:  April 19, 1999


                                                       /s/ Raymond G. Viault
                                                       -------------------------
                                                       Raymond G. Viault
                                                       Dated:  April 19, 1999

                                                       /s/ C. Angus Wurtele
                                                       -------------------------
                                                       C. Angus Wurtele
                                                       Dated:  April 19, 1999